UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2026

HORMEL FOODS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2402	41-0319970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hormel Place, Austin, Minnesota	55912-3680
(Address of principal executive offices)	(Zip Code)

(507) 437-5611

Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock $0.01465 par value	HRL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2026, Hormel Foods Corporation (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Brakebush Holdings, Inc. (“Seller”) and Brakebush Brothers, LLC (“Brakebush”), pursuant to which the Company has agreed to acquire from Seller all of the outstanding membership interests of Brakebush.

The purchase price consists of a base purchase price of $1.055 billion in cash, subject to customary adjustments.

The closing of the acquisition is expected to be completed during the first quarter of the Company’s 2027 fiscal year and is subject to customary closing conditions, including the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other applicable antitrust laws, the absence of any law or order prohibiting the transaction, and the satisfaction of customary conditions relating to the parties’ representations, warranties, and covenants. The Purchase Agreement contains customary termination rights for the Company and Seller, including if the transaction has not been completed by March 29, 2027, subject to an automatic three-month extension in specified circumstances relating to outstanding regulatory approvals.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On September 30, 2026, the Company issued a press release announcing the entry into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 30, 2026, the Company will hold an investor conference call to discuss the transaction contemplated by the Purchase Agreement. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
2.1*	Membership Interest Purchase Agreement, dated September 29, 2026, among Hormel Foods Corporation, Brakebush Holdings, Inc., and Brakebush Brothers, LLC.
99.1	Press Release, dated September 30, 2026.
99.2	Investor Presentation, dated September 30, 2026.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

*	Certain exhibits and schedules to the Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted materials to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORMEL FOODS CORPORATION

Dated: September 30, 2026	By:	/s/ Ash Bhumbla
Name: Ash Bhumbla
Title: Executive Vice President and Chief Financial Officer